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                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                           American Land Lease, Inc.
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                (Name of Registrant as Specified In Its Charter)

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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

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   (2)  Aggregate number of securities to which transaction applies:

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   (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

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   (2)  Form, Schedule or Registration Statement No.:

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   (3)  Filing Party:

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   (4)  Date Filed:

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                           [AMERICAN LAND LEASE LOGO]


                               IMPORTANT REMINDER

December 11, 2000

Dear American Land Lease Stockholder:

         The Annual Meeting of Stockholders of American Land Lease, Inc. is scheduled for December 20, 2000. THIS LETTER IS TO REMIND YOU THAT YOUR VOTE IS IMPORTANT TO US NO MATTER HOW MANY SHARES YOU OWN.

         As detailed in the proxy statement previously mailed to you, we are seeking your vote to elect one Class I Director and to approve a proposal to amend the Company's certificate of incorporation to reduce the total number of authorized shares of capital stock of the Company.

         The reason for the proposal to reduce the number of authorized shares of capital stock is to lower the franchise tax assessed by the State of Delaware based on the number of authorized shares of capital stock. We believe this proposal is in stockholders' best interest because it would provide cost savings to the Company in the form of a reduction in state tax liability.

         FOR REASONS OUTLINED IN THE PROXY STATEMENT YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR ALL PROPOSALS.

         To date, your proxy has not been received. We encourage you to read carefully the proxy statement previously mailed to you and to vote promptly using the enclosed duplicate proxy form.

         REMEMBER, A FAILURE TO VOTE WILL HAVE THE SAME EFFECT AS VOTING AGAINST THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION SINCE THIS PROPOSAL REQUIRES THE APPROVAL OF 50% OF THE OUTSTANDING SHARES.

         If you need another copy of the proxy statement or have any questions, please call our proxy solicitor, MacKenzie Partners, Inc. toll free at (800) 322-2885 or collect at (212) 929-5500. We appreciate your prompt attention to voting your shares and thank you for your continued interest in your Company.

                                       Sincerely,

                                       /s/ TERRY CONSIDINE

                                       Terry Considine
                                       Chairman of the Board and
                                       Chief Executive Officer


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                           [AMERICAN LAND LEASE, LOGO]



                               IMPORTANT REMINDER


December 11, 2000

Dear American Land Lease Stockholder:

         The Annual Meeting of Stockholders of American Land Lease, Inc. is scheduled for December 20, 2000. THIS LETTER IS TO REMIND YOU THAT YOUR VOTE IS IMPORTANT TO US NO MATTER HOW MANY SHARES YOU OWN.

         As detailed in the proxy statement previously mailed to you, we are seeking your vote to elect one Class I Director and to approve a proposal to amend the Company's certificate of incorporation to reduce the total number of authorized shares of capital stock of the Company.

         The reason for the proposal to reduce the number of authorized shares of capital stock is to lower the franchise tax assessed by the State of Delaware based on the number of authorized shares of capital stock. The Company's certificate of incorporation presently authorizes the issuance of 50,000,000 shares of capital stock: 35,000,000 shares of common stock and 15,000,000 shares of preferred stock. We are seeking your approval to amend the Company's certificate of incorporation to reduce the number of authorized shares of capital stock so that there are 13,000,000 shares of total authorized capital stock: 12,000,000 shares of common stock and 1,000,000 shares of preferred stock. We believe this proposal is in stockholders' best interest because it would provide cost savings to the Company in the form of a reduction in state tax liability.

         FOR REASONS OUTLINED IN THE PROXY STATEMENT YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR ALL PROPOSALS.

         To date, your proxy has not been received. We encourage you to read carefully the proxy statement previously mailed to you and to vote promptly using the enclosed duplicate proxy form. If it is convenient, you may also vote by telephone or over the Internet. Simply follow the instructions included with this letter.

REMEMBER, A FAILURE TO VOTE WILL HAVE THE SAME EFFECT AS VOTING AGAINST THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION SINCE THIS PROPOSAL REQUIRES THE APPROVAL OF 50% OF THE OUTSTANDING SHARES.

         If you need another copy of the proxy statement or have any questions, please call our proxy solicitor, MacKenzie Partners, Inc. toll free at (800) 322-2885 or collect at (212) 929-5500. We appreciate your prompt attention to voting your shares and thank you for your continued interest in your Company.

                                     Sincerely,

                                     /s/ TERRY CONSIDINE

                                     Terry Considine
                                     Chairman of the Board and
                                     Chief Executive Officer



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                      INSTRUCTIONS FOR VOTING BY TELEPHONE


         * Call the 800 telephone number located in the upper left of the enclosed proxy.

         * Use your 12 digit control number which is located above Proposal 1 to Access the voting menu.



                    INSTRUCTIONS FOR VOTING VIA THE INTERNET


         *        Contact www.PROXYVOTE.com.

         * Use your 12 digit control number which is located above Proposal 1 to access the voting screen.



                  If you have any questions, or need assistance in
                    voting your shares, please contact our proxy solicitor, MacKenzie Partners, Inc. at
                 (800) 322 - 2885 (toll-free) or (212) 929 - 5500
                    (call collect).


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